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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2007

                                    MOOG INC.
             (Exact name of registrant as specified in its charter)

            New York                     1-5129                 16-0757636
  (State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

                 East Aurora, New York                          14052-0018
      (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (716) 652-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

On March 16, 2007, Moog Inc. (the "Company") issued a press release announcing that the Company completed the acquisition of ZEVEX International, Inc. ZEVEX manufactures and distributes a line of ambulatory pumps, stationary pumps and disposable sets that are used in the delivery of enteral nutrition for hospital, nursing home, neonatal and patient home use. In addition, ZEVEX designs, develops and manufactures surgical tools and sensors and provides engineered solutions for the medical marketplace.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    99.1     Press release dated March 16, 2007

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOOG INC.


Dated: March 16, 2007                       By:   /s/ Donald R. Fishback
                                                  ------------------------------
                                            Name: Donald R. Fishback
                                                  Controller

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                                  EXHIBIT INDEX

Exhibit    Description
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99.1       Press release dated March 16, 2007